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                                                                    EXHIBIT 23.1

                                    CONSENT


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 15, 1997, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-35463) and related Prospectus of Digene Corporation for the registration of 2,500,000 shares of its common stock.


                                                           /s/ Ernst & Young LLP


Vienna, Virginia
September 16, 1997